EXHIBIT 32(b)

                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Sprint Corporation (the "Company") on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Robert J. Dellinger, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



November 10, 2003                                    /s/ Robert J. Dellinger
-------------------------------------------          ---------------------------
Date                                                 Robert J. Dellinger
                                                     Executive Vice President
                                                     and Chief Financial Officer